EXHIBIT 99.2

Pediatrix Medical Group (ticker: PDX, exchange: New York Stock Exchange)
News Release — 30-Jun-2003

Pediatrix Intends to Vigorously Defend Shareholder Lawsuits

FORT LAUDERDALE, Fla.—(BUSINESS WIRE)—June 30, 2003—Pediatrix Medical Group, Inc., (NYSE:PDX) today announced that it intends to vigorously defend against certain shareholder class action lawsuits filed today by plaintiffs’ law firms alleging violations of the U.S. securities laws. Pediatrix has not received copies of the complaints but believes from press releases issued by these firms that these suits are without merit.

The suits follow last week’s announcement by Pediatrix that a U.S. Attorney’s Office is conducting an investigation into Pediatrix’s Medicaid billing practices. Pediatrix believes that its billing practices are appropriate and it intends to fully cooperate with the investigation. The Company also believes that its disclosures with respect to this matter have been appropriate.

About Pediatrix

Pediatrix was founded in 1979. Its neonatal physicians provide services at more than 200 NICUs, and through Obstetrix, its perinatal physicians provide services in many markets where Pediatrix’s neonatal physicians practice. Combined, Pediatrix and its affiliated professional corporations employ more than 630 physicians in 30 states and Puerto Rico. Additional information is available on the Internet at http://www.pediatrix.com.

Matters discussed in this release may include forward-looking statements within the meaning of the securities laws. All statements, other than statements of historical facts, that address activities, events or developments that Pediatrix intends, expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on assumptions and assessments made by Pediatrix’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be relevant. Any forward-looking statement is not a guarantee of future performance and is subject to various risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statement. Such risks and uncertainties include, among others: pending and future billing and other investigations by government authorities; Pediatrix’s ability to comply with laws and regulations applicable to the healthcare industry; limitations of, reductions in or retroactive adjustments to reimbursement amounts or rates by government-sponsored healthcare programs; whether physicians appropriately record the services they provide; Pediatrix’s ability to find suitable acquisition candidates and to successfully integrate future or recent acquisitions; laws protecting the privacy of patient healthcare information; federal and state healthcare reform or changes in government-sponsored healthcare programs; Pediatrix’s ability to successfully recruit and retain qualified physicians; malpractice and other lawsuits; the value of Pediatrix’s intangible assets, such as goodwill; Pediatrix’s ability to manage growth; fluctuations in quarterly results; and competition in the healthcare industry.

Pediatrix more fully describes these and other risk factors in its Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission. Any forward-looking statements in this press release are made as of the date hereof based on management’s current beliefs and expectations and Pediatrix has no obligation to update and revise any such statements, whether as a result of new developments, information or otherwise.

CONTACT: Pediatrix Medical Group, Inc., Fort Lauderdale
Bob Kneeley, 954/384-0175, x-5300
bob_kneeley@pediatrix.com

SOURCE: Pediatrix Medical Group, Inc.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Pediatrix Medical Group’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report or Form 10-K for the most recently ended fiscal year.